UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 18, 2008

MUTUALFIRST FINANCIAL, INC. (Exact name of registrant as specified in its chapter)

Maryland (State or other jurisdiction of incorporation	000-27905 (Commission File Number)	35-2085640 (IRS Employer Identification No.)

110 E. Charles Street, Muncie, Indiana (Address of principal executive offices)	47305-2419 (Zip Code)

Registrant's telephone number, including area code (765) 747-2800

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

         On July 18, 2008, MutualFirst Financial released a press release announcing its completion of the acquisition of MFB Corp.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits
	99	Press release dated July 18, 2008.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: July 21, 2008	By: /s/ David W. Heeter David W. Heeter President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press Release, dated July 18, 2008